                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                          PURSUANT TO SECTION 305(b)(2)

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)

303 PEACHTREE STREET, N.E.
20TH FLOOR                                                      58-0466330
ATLANTA, GEORGIA                              30308          (I.R.S. employer
(Address of principal executive             (Zip Code)    identification number)
offices)

                                  JACK ELLERIN
                             SUNTRUST BANK, ATLANTA
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                  404-588-7296
            (Name, address and telephone number of agent for service)

                             BUCKEYE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                     23-2432497
  (State or other jurisdiction                 (IRS employer identification no.)
of incorporation or organization)

            MATSONFORD                                      19087
5 RADNOR CORPORATE CENTER, SUITE 500                     (ZIP CODE)
      100 MATSONFORD ROAD
      RADNOR, PENNSYLVANIA

                                 DEBT SECURITIES
                       (Title of the indenture securities)

                                                                            333-
                                                          Registration No.

1.    General information.

      Furnish the following information as to the trustee--

            Name and address of each examining or supervising authority to which it is subject.

            DEPARTMENT OF BANKING AND FINANCE,
            STATE OF GEORGIA
            2990 BRANDYWINE ROAD, SUITE 200
            ATLANTA, GEORGIA 30341-5565

            FEDERAL RESERVE BANK OF ATLANTA
            1000 PEACHTREE STREET, N.E.
            ATLANTA, GEORGIA 30309-4470

            FEDERAL DEPOSIT INSURANCE CORPORATION
            550 17TH STREET, N.W.
            WASHINGTON, D.C. 20429-9990

            Whether it is authorized to exercise corporate trust powers.

            YES.

2.    Affiliations with obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      NONE.

3-12. NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH AND INCLUDING 12. RESPONSES
      TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B) BELOW, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

13.   Defaults by the Obligor.

      (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.


      THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE

      (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is a trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

      THERE HAS NOT BEEN ANY SUCH DEFAULT.

14-15.NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS
      ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(B) ABOVE, THE OBLIGOR IS NOT IN DEFAULT WITH RESPECT TO ANY SECURITIES ISSUED PURSUANT TO ANY INDENTURE UNDER WHICH SUNTRUST BANK IS TRUSTEE.

16.   List of Exhibits.

      List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

      (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect (Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

      (2) A copy of the certificate of authority of the trustee to commence business (Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

      (3) A copy of the authorization of the trustee to exercise corporate trust powers (Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation).

      (4) A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.).

      (5)   Not applicable.

      (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

      (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on September 30, 2002.

      (8)   Not applicable.

      (9)   Not applicable.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 15th day of January 2003.

                                          SUNTRUST BANK



                                          By: /s/ Jack Ellerin
                                              ----------------------------------
                                                 Jack Ellerin
                                                 Assistant Vice President

                              EXHIBIT 1 TO FORM T-1


                             ARTICLES OF ASSOCIATION
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 1 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 2 TO FORM T-1


                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

              (Incorporated by reference to Exhibit 2 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                SUNTRUST BANK TO EXERCISE CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1, Registration No. 333-32106 filed by Sabre Holdings Corporation)

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 4 to Form T-1, Registration No. 333-85232 filed by Boston Private Financial Holdings, Inc.)

                              EXHIBIT 5 TO FORM T-1


                     (INTENTIONALLY OMITTED. NOT APPLICABLE)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

      Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Debt Securities of Buckeye Partners, L.P., SunTrust Bank, hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       SUNTRUST BANK

                                       By: /s/ Jack Ellerin
                                          --------------------------------------
                                               Jack Ellerin
                                               Assistant Vice President

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK                                                          FFIEC 031
---------------------------------------------------------                   RC-1
Legal Title of Bank

ATLANTA
---------------------------------------------------------
City

GA                                             30302
---------------------------------------------------------
State                                          Zip Code

FDIC Certificate Number - 00867

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC -- BALANCE SHEET

                                                                                                                    Dollar Amounts
                                                                                                         RCFD        in Thousands
                                                                                                         ----        ------------
ASSETS

1.    Cash and balances due from depository institutions (from Schedule RC-A):
      a. Noninterest-bearing balances and currency and coin (1)..........................................0081         4,200,994
      b. Interest-bearing balances (2)...................................................................0071           789,620
2.    Securities:
      a. Held-to-maturity securities (from Schedule RC-B, column A)......................................1754                 0
      b. Available-for-sale securities (from Schedule RC-B, column D)....................................1773        18,383,085
3.    Federal funds sold and securities purchased under agreements to resell:............................RCON
      a. Federal funds sold in domestic offices..........................................................B987           477,688
                                                                                                         RCFD

      b. Securities purchased under agreements to resell (3).............................................B989         3,459,165
4.    Loans and lease financing receivables (from Schedule RC-C):
      a. Loans and leases held for sale..................................................................5369         4,745,817
      b. Loans and leases, net of unearned income..............................B528........72,209,556
      c. LESS: Allowance for loan and lease losses.............................3123...........911,991
      d. Loans and leases, net of unearned income and allowance
         (item 4.b minus 4.c)............................................................................B529        71,297,565
5.    Trading assets (from Schedule RC-D)................................................................3545         1,087,823
6.    Premises and fixed assets (including capitalized leases)...........................................2145         1,341,756
7.    Other real estate owned (from Schedule RC-M).......................................................2150            21,067
8.    Investments in unconsolidated subsidiaries and associated companies
      (from Schedule RC-M)...............................................................................2130                 0
9.    Customers' liability to this bank on acceptances outstanding.......................................2155             9,021
10.   Intangible assets:
      a. Goodwill........................................................................................3163           759,397
      b. Other intangible assets (from Schedule RC-M)................................................... 0426           649,357
11. Other assets (from Schedule RC-F)....................................................................2160         2,394,142
12. Total assets (sum of items 1 through 11).............................................................2170       109,616,497

------------
(1)   Includes cash items in process of collection and unposted debits.

(2)   Includes time certificates of deposit not held for trading.

(3) INCLUDES ALL SECURITIES RESALE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF MATURITY.

SUNTRUST BANK                                                          FFIEC 031
---------------------------------------------------------                   RC-2
Legal Title of Bank

FDIC Certificate Number - 00867

SCHEDULE RC -- CONTINUED

                                                                                                                      Dollar Amounts
                                                                                                                       in Thousands
                                                                                                                        ---------
LIABILITIES
13.      Deposits:
         a.    In domestic offices (sum of totals of columns A and C.......................................RCON
               from Schedule RC-E,  part I)................................................................2200        70,605,302
         (1)   Noninterest-bearing (1)...........................................6631.........8,842,143
         (2)   Interest-bearing..................................................6636........61,763,159
         b.    In foreign offices, Edge and Agreement subsidiaries, and IBFs...............................RCFN
               (from Schedule RC-E, part II)...............................................................2200         3,437,572
         (1)   Noninterest-bearing...............................................6631................0
         (2)   Interest-bearing..................................................6636.........3,437,572
14.      Federal funds purchased and securities sold under agreements
         to repurchase:                                                                                    RCON
         a.    Federal funds purchased in domestic offices (2).............................................B993         3,906,704
                                                                                                           RCFD
B.       SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE (3)................................................B995         8,637,561
15.      Trading liabilities (from Schedule RC-D)..........................................................3548           952,619
16.      Other borrowed money (includes mortgage indebtedness and obligations
         under capitalized leases) (from Schedule RC-M)....................................................3190         8,184,543
17.      Not applicable
18.      Bank's liability on acceptances executed and outstanding .........................................2920             9,021
19.      Subordinated notes and debentures(4)..............................................................3200         1,687,547
20.      Other liabilities (from Schedule RC-G)............................................................2930         2,281,159
21.      Total liabilities (sum of items 13 through 20)....................................................2948        99,702,028
22.      Minority interest in consolidated subsidiaries....................................................3000         1,017,493
EQUITY CAPITAL
23.      Perpetual preferred stock and related surplus.....................................................3838                 0
24.      Common stock......................................................................................3230            21,600
25.      Surplus (exclude all surplus related to preferred stock)..........................................3839         2,534,707
26.      a.    Retained earnings...........................................................................3632         5,386,884
         b.    Accumulated other comprehensive income (5)..................................................B530           953,785
27.      Other equity capital components (6) ..............................................................A130                 0
28.      Total equity capital (sum of items 23 through 27).................................................3210         8,896,976
29.      Total liabilities, minority interest, and equity capital
         (sum of items 21, 22, and 28).....................................................................3300       109,616,497

Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1. Indicate in the box at the right the number of the statement below that best describes the
most comprehensive level of auditing work performed for the bank by independent external                   RCFD            NUMBER
auditors as of any date during 2001........................................................................6724               N/A

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm


4 = Director's examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 =   Review of the bank's financial statements by external auditors

7 =   Compilation of the bank's financial statements by external auditors

8 =   Other audit procedures (excluding tax preparation work)

9 =   No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) REPORT OVERNIGHT FEDERAL HOME LOAN BANK ADVANCES IN SCHEDULE RC, ITEM 16, "OTHER BORROWED MONEY."

(3) INCLUDES ALL SECURITIES REPURCHASE AGREEMENTS IN DOMESTIC AND FOREIGN OFFICES, REGARDLESS OF MATURITY.

(4)   Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)   Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                              EXHIBIT 8 TO FORM T-1

                     (INTENTIONALLY OMITTED. NOT APPLICABLE)

                              EXHIBIT 9 TO FORM T-1

                     (INTENTIONALLY OMITTED. NOT APPLICABLE)